Rodman & Renshaw 12th Annual Healthcare Conference

September 13, 2010



Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- The outcome of pending litigation, interferences or disputes, including our current disputes with MedImmune related to Synagis and with Genentech related to ex-US sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL BioPharma

Key Information

- Company: PDL BioPharma
- Ticker: PDLI (NASDAQ)
- Location: Incline Village, Nevada
- Employees: Less than 10
- 2009 Revenues: $318 million
- 2009 Expenses: $21 million
- 2009 Dividends: $0.50/share, $0.50/share, $1.67/share
- 2010 Dividends: $0.50/share on April 1st [1] and $0.50/share on October 1st [2]
- Shares O/S[3]: ~130.8 million
- Avg. Daily Vol.: ~3 million shares

1. Record holders as of March 15th; 2. Record holders as of September 15th; 3. Not fully diluted

PDL BioPharma

Overview of PDL BioPharma

PDL BioPharma

Company Overview

- **PDL pioneered the humanization of monoclonal antibodies which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases**
- **PDL's primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements**
- **Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai**

PDL BioPharma

Mission

- Manage patent portfolio
- Manage license agreements
- Optimize return for shareholders

PDL BioPharma

Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of almost $20 billion

PDL BioPharma

2009 Performance

- **PDL is a highly profitable company with revenue in 2009 of $318 million and fewer than 10 employees**

- **PDL is domiciled in the State of Nevada where there is no state corporate income tax**

- **PDL's mission is to improve shareholder return**
  - In 2009, we paid three dividends of $0.50/share in April, $0.50/share in October and $1.67/share in December totaling $2.67
  - Our goal is to pay dividends annually & we have declared two dividends of $0.50 each/share in 2010
  - We signed one new license under the Queen et al. patents in 2009 and are seeking new licenses in 2010

PDL BioPharma

Corporate Governance

Management

- **John McLaughlin**
  President & CEO
- **Christine Larson**
  VP & CFO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Karen Wilson**
  VP of Finance

Board of Directors

- **Fred Frank**
  Lead Director
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

PDL BioPharma

Royalty Revenue

PDL BioPharma

Royalty Revenue & Licensed Products


PDL Royalties by Product
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

PDL BioPharma

Royalties: When Licensed Product is Made or Sold

- PDL's revenues consist of royalties generated on sales of licensed products
  - Sold before the expiration of the Queen et al. patents in 2013/14

    or

  - Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Purification to Concentrated Bulk/Frozen
Cell Culture
3 mos
Quality Release Testing
1mo 1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma

Genentech/Roche Royalties *

Product Made in US	
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Product Made and Sold Ex-US	
All Sales	3.0%

** Excludes royalties for Actemra / RoActemra*

- Genentech/Roche commercialized products include Avastin, Herceptin, Lucentis and Xolair which generated $14 billion total sales in 2009
  - In 2009, only 12% of Genentech/Roche royalties were ex-US manufactured and sold products
  - In H1-2010, 24% of Genentech/Roche sales were ex-US manufactured and sold products
- Average royalty rate on all Genentech/Roche products under Genentech license was 1.7% in 2009

PDL BioPharma

Genentech/Roche—Future Manufacturing

- Roche has begun to move some manufacturing ex-US
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) plant will be operational in late 2010
    - Currently, all Lucentis is made in US
  - Production at Penzburg (Herceptin) and Basel (Avastin) plants
- Roche says it will complete global restructuring of manufacturing in 2010



80%
70%
60%
50%
40%
30%
20%
10%
0%
47%
0%
50%
5%
49%
27%
48%
27%
70%
22%
70%
43%
70%
47%
69%
45%
4Q09
1Q10
2Q10
3Q10
4Q09
1Q10
2Q10
3Q10
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sale

PDL BioPharma

Genentech/Roche - Future Royalty Products

- In December 2008, Genentech exercised options for 4 additional antigens and extended other options paying fees of $1.8 million

- Genentech can convert the exercised options into license agreements by identifying the target antigen if certain other conditions are met

- Genentech/Roche has a number of humanized antibodies in Phase 2/3
  - ***Pertuzumab***: HER2+ breast cancer - Phase 3 started in Q1-2008
  - ***Afutuzumab (GA101)***: CLL, NHL - Phase 3 started in Q4-2009
  - ***Ocrelizumab***: Relapsing remitting multiple sclerosis Phase 2b data expected 10/2010; Phase 3 go/no-go decision 12/2010
  - ***Lebrikizumab***: Phase 2 asthma, identified by Roche as possible Phase 3 in 2010 with possible filing in 2013

PDL BioPharma

Genentech / Roche – US & EU Filings


Avastin
mBC 2nd line
Avastin
Ovarian Cancer 1st line EU
Herceptin
Gastric Cancer HER2+ US
Actemra
sJIA
2010
Avastin
CC Adjuvant
Avastin + Xeloda + oxaliplatin
CC adjuvant EU
Avastin
Ovarian Cancer 1st Line US
Avastin
Recurrent Ovarian Cancer
Avastin + Herceptin
mBC HER+ 1st Line
Lucentis
Diabetic Macular Edema (US)
Pertuzumab[1]
mBC HER2+ 1st Line
2011
Avastin
BC Adjuvant HER2-
Herceptin
Subcutaneous Formulation
T-DM1
mBC HER2+ 2L
Actemra
DMARD RA H2H EU
2012
Avastin
BC Adjuvant HER2+
Avastin
BC Adj Triple Negative
Herceptin
BC HER 2+ Adj 2 Year
Xolair
Chronic Idiopathic Urticaria
Actemra
Early RA
Lebrikizumab[1] (IL-13)
Asthma
Afutuzumab (GA101)
CLL
2013
Avastin
Herceptin
T-DM1
Actemra
Lucentis
Xolair
Afutuzumab
Pertuzumab[1]
Lebrikizumab[1]
1. Not a licensed product

Royalty Products – Approved

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	**Avastin**	**Approved** sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma **Metastatic Breast HER2- 1st Line** **Metastatic Breast HER2- 2nd Line** Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
El			
Ro			
Pf			

- ✓ On July 20, 2009, based on follow-up Avastin breast cancer studies that failed to show a meaningful survival benefit, the FDA's Oncology Drugs Advisory Committee recommended that first line treatment with Avastin in combination with paclitaxel for HER2- breast cancer be removed from the U.S. label for this drug.
- ✓ Based on our internal model, we estimate that in 2009, this indication represented less than 5% of total global Avastin sales.
- ✓ On July 22, 2010 Genentech and Roche announced that they had filed with the FDA for approval of Avastin for second line treatment of HER2- breast cancer.

Royalty Products - Herceptin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	**Approved**	Breast HER2+ Cancer **HER2+ Stomach and Gastro-Esophageal cancers**
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Ela			
Ro			
Pfi			

✓ On April 22, Genentech filed sBLA with FDA for first line treatment of HER2+ stomach or gastro-esophageal junction cancers.

- Expected PDUFA date is Friday, October 22, 2010.
- On January 28, Roche announced EU approval for the use of Herceptin first line treatment of HER-2+ stomach or gastro-esophageal junction cancers.

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved **Approved** Phase 3	AMD **RVO** DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Ro			
Pf			

✓ On June 22, Genentech announced that FDA approved Lucentis for the treatment of macular edema following retinal vein occlusion (RVO).

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer
	[illegible]	[illegible]	[illegible]
	Lucentis	Approved Approved **Phase 3**	AMD RVO **DME**
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

- ✓ On April 27, NIH's National Eye Institute published data from a Phase 3 trial of laser therapy with or without Lucentis or a corticosteroid in patients with diabetic macular edema (DME) that showed eyes treated with Lucentis plus laser therapy had a significant improvement in the one-year best corrected visual acuity (BCVA) score from baseline vs. laser therapy alone ($p<0.001$).
- ✓ Given these results, many clinicians are expecting off-label use in this setting prior to approval.

Royalty Products - Lucentis

- ✓ On May 24, Novartis and Genentech reported that Phase 3 trial investigating Lucentis with and without laser therapy as a treatment for diabetic macular edema met the primary endpoint of significantly improved best-corrected visual acuity (BCVA) score from baseline to 12 months vs. laser therapy alone ($p<0.0001$ for both).
- ✓ Specifically, Lucentis with and without laser therapy led to mean gains from baseline in BCVA score of 5.9 and 6.1 letters, respectively, versus 0.8 letters for laser therapy alone.
- ✓ Additionally, 43% and 37% of patients treated with Lucentis with and without laser therapy, respectively, had improved vision by at least 10 letters on the study eye chart versus16% for laser therapy alone.

Li			
Ro			
			HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved **Phase 3**	AMD RVO **DME**
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

Royalty Products - Tysabri

- ✓ Biogen Idec and Élan reported preliminary data from serum samples of Tysabri-treated patients analyzed by the partners' anti-JC virus (JCV) antibody assay to detect anti-JCV antibodies, which are believed to be a risk factor for developing progressive multifocal leukoencephalopathy (PML).
  - An analysis of 831 serum samples from patients with relapsing MS enrolled in the open-label, STRATA study of Tysabri showed that anti-JCV antibodies were detected in 53.6% of patients using the anti-JCV antibody assay
  - In serum samples from 17 Tysabri-treated patients who were later diagnosed with PML, the assay showed that all patients were anti-JCV antibody positive prior to the onset of PML.
- ✓ Biogen Idec disclosed five more cases of PML brain infection in patients taking *Tysabri*, bringing the total PML cases to 63 as of August 4th. The number of deaths from PML remains at 12.

ers

		Approved Phase 3	RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	**Tysabri**	**Approved**	**Multiple Sclerosis**
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

Royalty Products - Actemra

- ✓ On April 23, Roche announced that RoACTEMRA has received a recommendation for approval from the European Medicines Agency to extend its indication to reduce the rate of progression of joint damage and improve physical function in patients with rheumatoid arthritis (RA), when given in combination with methotrexate.
- ✓ On March 16, Genentech announced that sBLA had been submitted to FDA to include claims for the prevention of structural joint damage (as assessed by radiograph) and improvement in physical function in adults with moderately to severely active RA.
- ✓ On June 18, Roche reported Phase 3 data in patient with systemic juvenile idiopathic arthritis (sJIA) that showed, following three months of treatment, 85% of patients achieved 30% improvement in symptoms of sJIA and absence of fever, compared to 24% of patients receiving placebo, and that 70% achieved ACR70 and 37% achieved ACR90.

Licensee	Product	Status	Indications
		sBLA	Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	**Actemra**	**Approved**	**Rheumatoid Arthritis**
Pfizer (Wyeth)	Mylotarg	Approved	Acute Myeloid Leukemia

Royalty Products - Mylotarg

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
Pfizer (Wyeth)	**Mylotarg**	**Approved**	**Acute Myeloid Leukemia**

- ✓ On June 21, Pfizer announced the voluntary withdrawal from the U.S. market of Mylotarg for treatment of patients with acute myeloid leukemia.
- ✓ Pfizer took the action at the request of FDA after results from a mandated post-approval trial intended to confirm its clinical benefit raised new concerns about the product's safety and the drug failed to demonstrate clinical benefit to patients enrolled in trials.
- ✓ Pfizer is expected to have similar conversations with ex-US regulatory authorities in the coming months.
- ✓ Royalties on sales of Mylotarg are not material to PDL generating less than $2 million in 2009.

Future Royalty Products – Development Stage

Future Royalty Products – T-DM1

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai			

- ✓ On August 27, FDA refused to file a BLA for third line treatment of metastatic HER2+ breast cancer stating that accelerated approval was inappropriate because patients in the Phase 2 trial supporting the filing had not exhausted all other approved treatment options.
- ✓ Genentech said that it will complete an on-going Phase 3 trial in second line patients and seek approval for this indication in mid-2012.

Licensed Unlicensed

Future Royalty Products - Ocrelizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	**Phase 2b**	**Relapsing Remitting Multiple Sclerosis**
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

- ✓ Roche and Biogen Idec announced their decision to discontinue the ocrelizumab clinical development program in patients with rheumatoid arthritis due to safety concerns because of higher rates of infection in treated patients.
- ✓ The companies are continuing Phase 2 studies in patients with relapsing remitting multiple sclerosis.

Licensed **Unlicensed**

Future Royalty Products - Pertuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	**Phase 3**	**Metastatic HER2+ Breast Cancer**
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Ei			

- ✓ Pertuzumab prevents dimerization of the HER1, HER2, HER3 and HER4.
- ✓ Phase 3 studying pertuzumab + Herceptin in metastatic first line HER2+ breast cancer initiated in late 2008.
- ✓ Roche expects a global regulatory filing of pertuzumab based on the this study at the end of 2011.

Licensed **Unlicensed**

Future Royalty Products - Datoluzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	**Datoluzumab**	**Phase 2**	**Metastatic Colorectal Cancer**
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

- ✓ Datoluzumab is an anti-IGFr being studied for the treatment of metastatic colorectal cancer (Phase 2), luminal B breast cancer (Phase 2), non-small cell lung cancer (Phase 2), solid tumors (Phase 1) and multiple myeloma (Phase 1).
- ✓ Merck recently told investors that it intends to make a go/no go decision as to Phase 3 for colorectal cancer in 2010.

Licensed | Unlicensed

Future Royalty Products - Lintuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	**Lintuzumab**	**Phase 2/3**	**Acute Myeloid Leukemia**
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

✓ On September 13, 2010, Seattle Genetics reported that lintuzumab did not meet its primary endpoint of overall survival in its Phase 2/3 trial.

Licensed | Unlicensed

Future Royalty Products - Daclizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	**Daclizumab**	**Phase 3**	**Relapsing Remitting Multiple Sclerosis**
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

✓ On May 24, Abbott and Biogen Idec announced enrollment of the first patient in their 1,500 patient Phase 3 trial investigating daclizumab for the treatment of relapsing remitting multiple sclerosis.

Licensed | Unlicensed

Future Royalty Products - Farletuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
Ro			
Ela			
Lilly			
Me			
Seattle Genetics	Lintuzumab	Phase 2/3	Acute Myeloid Leukemia
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	**Farletuzumab**	**Phase 3**	**Ovarian Cancer**

- ✓ Final data from a Phase 2 study of Farletuzumab was presented on June 6 at ASCO meeting, in a presentation titled, "Efficacy and safety of farletuzumab, a humanized monoclonal antibody to folate receptor alpha, in platinum-sensitive relapsed ovarian cancer subjects: Final data from a multicenter Phase 2 study."
- ✓ Eisai is conducting worldwide Phase 3 trial in 900 patients who have relapsed after initial treatment for ovarian cancer – second line therapy.

Licensed | Unlicensed

Debt

$250 Million Convertible Notes Due 2023

- **$250 million 2.75% convertible subordinated notes due August 2023**
  - Repurchased $50 million in 2009 and $84 million in Q2-2010
  - Repurchases reduced EPS dilution by 21 million shares on "as converted" basis
  - Conversion rate is 177.1594 shares / $1,000 face amount ($5.64/share)
  - Balance remaining after repurchase $115.8 million

- **In August 2010, exchanged $61.6 million of principal with 8 holders**
  - Total shares issued in the exchange were 11.1 million shares
  - Holders received an additional 3 shares of common stock per $1,000 principal or a conversion rate of 180.1594 shares / $1,000 face amount ($5.55/share)
  - Balance remaining after exchange $54.3 million

- **Also in August, notified the trustee of PDL's intention to redeem the remaining $54.3 million balance**
  - Redemption notification effectively extended the holders' August 16, 2010 put right to September 15, 2010
  - The 2023 Notes may be put to PDL for cash or shares at the note holders option at a conversion price of $5.64
  - The redemption will be finalized on September 15, 2010
  - Redemption may result in an additional up to 9.6 million new shares
  - Shares issued in the redemption, if any, will receive the October dividend

PDL BioPharma

Debt Remaining after September 15, 2010

- **$250 million 2.00% convertible senior notes due February 2012; current principal balance of $228 million**
  - Repurchased $22 million in 2009 reducing EPS dilution by 2 million shares on an "as converted" basis
  - Conversion rate is 128.318 shares / $1,000 face amount ($7.79/share)
  - Current dilution is 29.3 million shares on an "as converted" basis
  - Price as of September 10 was ~ 96.250 - 97.000 vs. 5.72

- **$300 million 10.25% note; current principal balance of $225 million**
  - Approximately 40% of Genentech royalties dedicated to quarterly principal and interest payments; principal repayment fluctuates in relation to royalties received
  - Anticipated final maturity is Q3-2012; legal maturity is March 2015
  - Due to higher royalties, repaid $75 million as of September 15, 2010
  - After final maturity, securitized Genentech royalties retained by PDL
  - Distributed $200 million as special dividend of $1.67/share in December 2009

PDL BioPharma

Legal Matters

Genentech Communication

- **On August 11th, PDL received a fax from Genentech on behalf of Roche and Novartis asserting that Avastin, Herceptin, Lucentis and Xolair do not infringe PDL's supplementary protection certificates (SPC's) and seeking a response from PDL**
  - SPC's are the European equivalent of a patent extension and issued on a country-by-country basis for each product
  - SPC covers a specific product by generic name (e.g. trastuzumab for Herceptin)
- **PDL responded on August 31st that Genentech's assertions were without merit, that we disagreed with their assertions of non-infringement and cautioned that Genentech had waived its rights to challenge our patents, including SPC's**
  - We have requested a meeting with decision-makers in an attempt to resolve this matter amicably
- **PDL has also filed suit against Genentech in Nevada state court in Nevada to enforce our rights under the 2003 Settlement Agreement**

PDL BioPharma

MedImmune and Other Legal Matters

- **MedImmune**
  - In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity and non-infringement and a lower royalty rate based on its "most favored licensee" (MFL) rights
    - PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
  - PDL is suing MEDI for:
    - Breach of contract for recovery of underpayments
    - Patent infringement because PDL has cancelled MEDI's license agreement due to its failure to pay all royalties due
    - MedImmune also blocked PDL's exercise of its audit rights
  - Single claim in MEDI litigation does not cover currently marketed Genentech/Roche products
  - Trial starts in January 2011
- **US Patent Interference**
  - US Patent Office has declared two interference proceedings between certain claims of Queen et al. patents and pending claims of Adair et al. patent
- **European Patent Office Opposition**
  - In 2003, EPO ordered review of certain claims which were upheld in 2007
  - Three parties have appealed that determination
  - Hearing starts in February 2011

PDL BioPharma

Optimizing Stockholder Return

PDL BioPharma

Optimizing Stockholder Return

- **Continuously evaluating alternatives**
  - Dividends
  - Convertible note buyback / restructure
  - Share repurchase
  - Company sale
  - Purchase of commercial stage, royalty generating assets
  - Do not expect to securitize any more assets in 2010

PDL BioPharma

Investment Rationale

- **Strong revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and purchase of new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity - volume averages 3 million shares / day**
- **Return to stockholders**
  - Declared three special cash dividends totaling $2.67/share in 2009
  - Paid special cash dividend of $0.50/share on April 1st
  - Will pay special cash dividend of $0.50/share on October 1st

PDL BioPharma